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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 16, 2000
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                              M&T BANK CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    New York
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                 (State or other jurisdiction of incorporation)



            001-9861                                   16-0968385
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     (Commission File Number)              (I.R.S.Employer Identification No.)


                 One M&T Plaza, Buffalo, New York          14203
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            (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:  (716) 842-5445
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                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On May 17, 2000, M&T Bank Corporation announced that it had entered into a definitive agreement with Keystone Financial, Inc. ("Keystone"), Harrisburg, Pennsylvania, pursuant to which Keystone, a bank holding company, will be acquired by M&T Bank Corporation upon the satisfaction of a number of conditions. Upon consummation of the transaction, Keystone Financial Bank, N.A., Keystone's national bank subsidiary, will be merged into Manufacturers and Traders Trust Company ("M&T Bank"), M&T Bank Corporation's principal commercial bank subsidiary.

         Keystone Financial Bank, N.A. operates 171 banking offices in 33 counties in Pennsylvania, 25 banking offices in three counties in Maryland, and three banking offices in one county in West Virginia. At March 31, 2000, Keystone reported approximately $7.0 billion in assets. Keystone's common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (File No. 000-11460). Additional information concerning Keystone is on file with the Securities and Exchange Commission.

         Each share of Keystone common stock outstanding at the time the Merger is consummated will, at the election of the holder thereof, be converted in to either 0.05 of a share of common stock of M&T Bank Corporation (and cash in lieu of fractional shares) or the right to receive $21.50 in cash as provided in the Agreement and Plan of Merger, dated as of May 16, 2000, by and among Keystone, M&T Bank Corporation, and M&T Bank Corporation's wholly owned subsidiary, Olympia Financial Corp. ("Olympia"), providing for the merger (the "Merger") of Keystone with and into Olympia (the "Plan of Merger"). The Plan of Merger is set forth as Annex A to the Agreement and Plan of Reorganization (the "Reorganization Agreement" and, together with the Plan of Merger, the "Merger Agreements"), dated as of May 16, 2000, by and among M&T Bank Corporation, Keystone and Olympia. A copy of the Reorganization Agreement is filed as Exhibit 2 hereto and is incorporated herein by reference. Subject to possible adjustments set forth in the Plan of Merger, the total number of shares of Keystone common stock to be exchanged for shares of common stock of M&T Bank Corporation shall be 65% of the 48,930,000 shares of Keystone common stock outstanding on May 16, 2000. Keystone shareholder elections to receive shares of common stock of M&T Bank Corporation or cash are subject to the allocation and proration procedures set forth in the Plan of Merger.

         In addition, in connection with the Merger, M&T Bank Corporation intends to declare a 10-for-1 split on its common stock, and to increase the cash dividend payable on its common stock after the transaction to $2.50 per quarter on each pre-split share.

         Consummation of the transaction is subject to a number of conditions, including regulatory approvals and the approval of M&T Bank Corporation's and Keystone's respective stockholders. Subject to the satisfaction of all conditions, it is anticipated that the transaction will be completed in late 2000.

         Following the consummation of the transaction, Mr. Carl L. Campbell, chairman, president and chief executive officer of Keystone, will be elected vice chairman and a director of each of M&T Bank Corporation and M&T Bank. Four other directors of Keystone will join Mr. Campbell on M&T Bank Corporation's and M&T Bank's boards of directors. Mr. Robert G. Wilmers will continue as president and chief executive officer of M&T Bank Corporation and chairman of M&T Bank.





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         In connection with the execution and delivery of the definitive agreement described above, Keystone granted M&T Bank Corporation a stock option (the "Stock Option") to acquire up to 19.9% of the outstanding shares of outstanding common stock of Keystone under certain conditions. A copy of the Stock Option Agreement, dated as of May 16, 2000, by and among M&T Bank Corporation and Keystone granting the Stock Option is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

         The press release and analysts presentation issued by M&T Bank Corporation and Keystone with respect to the announcement of the transaction described herein are filed as Exhibits 99.2 and 99.3, respectively, hereto and incorporated herein by reference. Each of the press release and analysts presentation contains forward-looking statements with respect to the financial condition, results of operations and business of M&T Bank Corporation and, assuming the consummation of the merger, a combined M&T Bank Corporation/Keystone, including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger, and (c) the restructuring charges expected to be incurred in connection with the merger. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the business of M&T Bank Corporation and Keystone are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) generally economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory requirements or changes adversely affect the business in which the combined company would be engaged.

         The foregoing descriptions of and references to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents that are filed herewith and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

The following exhibits are filed herewith or incorporated herein by reference:


Exhibit No.
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    2       Agreement and Plan of Reorganization dated as of May 16, 2000, by and among M&T Bank Corporation, Olympia Financial Corp. and Keystone Financial, Inc. (including the Plan of Merger as Annex A thereto).

    99.1 Stock Option Agreement dated as of May 16, 2000 by and between M&T Bank Corporation and Keystone Financial, Inc.

    99.2    Joint Press Release, dated May 17, 2000.

    99.3    Analysts Presentation.






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                                   SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            M&T BANK CORPORATION




Date: May  23, 2000                         By:  /s/Michael P. Pinto
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                                                   Michael P. Pinto
                                                   Executive Vice President and
                                                   Chief Financial Officer






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                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Report Dated: May 16, 2000                  Commission File Number: 001-9861
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                              M&T BANK CORPORATION
             (Exact name of registrant as specified in its charter)


                                    EXHIBITS









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                                  EXHIBIT INDEX


Exhibit No.
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    2       Agreement and Plan of Reorganization dated as of May 16, 2000, by and among M&T Bank Corporation, Olympia Financial Corp. and Keystone Financial, Inc. (including the Plan of Merger as Annex A thereto). Filed herewith.

    99.1 Stock Option Agreement dated as of May 16, 2000 by and between M&T Bank Corporation and Keystone Financial, Inc. Filed herewith.

    99.2    Joint Press Release, dated May 17, 2000. Filed herewith.

    99.3    Analysts Presentation. Filed herewith.